UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2024

NEWMONT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31240	84-1611629
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6900 E Layton Ave Denver, Colorado	80237
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 863-7414

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.60 per share	NEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 4, 2024, Newmont Corporation (“Newmont”) issued a press release announcing it had priced a private offering (the “Offering”) of (i) $1 billion aggregate principal amount of 5.300% notes due 2026 (the “2026 Notes”) and (ii) $1 billion aggregate principal amount of 5.350% notes due 2034 (the “2034 Notes” and, together with the 2026 Notes, the “Notes”). The Notes will be issued by Newmont and Newcrest Finance Pty Limited, a wholly owned subsidiary of Newmont, and will be guaranteed on a senior unsecured basis by Newmont USA Limited, a wholly owned subsidiary of Newmont. The Notes will be offered and sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act. The offering of the Notes is expected to close on March 7, 2024, subject to customary closing conditions. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

On March 4, 2024, Newmont issued a press release announcing the Offering. A copy of the press release is attached as Exhibit 99.2 and is incorporated into this Item 8.01 by reference.

The Notes have not been registered under the Securities Act or any state or foreign securities laws. Therefore, the Notes may not be offered or sold absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws or applicable foreign securities laws. If the Offering is consummated, Newmont will enter into a registration rights agreement pursuant to which it will agree to use commercially reasonable efforts to file an exchange offer registration statement to allow for the exchange of the Notes of each series for the same principal amount of exchange notes of the same series that are registered under the Securities Act or, in certain circumstances, register the resale of the Notes.

Item 9.01. Financial Statements and Exhibits.

	(d)	Exhibits.

Exhibit No.		Description
99.1		Press release, dated March 4, 2024, announcing the pricing of the Offering.
99.2		Press release, dated March 4, 2024, announcing the launch of the Offering.
104		Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Newmont Corporation

Date: March 4, 2024	By:	/s/ Logan Hennessey
Logan Hennessey
Vice President, Associate General Counsel and Corporate Secretary